                                                              Exhibit 10.15


                               AGREEMENT OF LEASE

                                     BETWEEN

                         THE ELECTRONICS BOUTIQUE, INC.

                                   (LANDLORD)

                                       AND

                      ELECTRONICS BOUTIQUE OF AMERICA INC.

                                    (TENANT)

              DATED JULY __, 1998 AND EFFECTIVE AS OF MAY 31, 1998

                                TABLE OF CONTENTS

Section                                                                                                    Page No.

1.   DEMISED PREMISES.........................................................................................1

2.   LEASE TERM...............................................................................................1

3.   FIXED RENT...............................................................................................1

4.   ADDITIONAL RENT..........................................................................................2

5.   ABSOLUTE NET, NET, NET LEASE.............................................................................3

6.   OPTION TO PURCHASE DEMISED PREMISES......................................................................4

7.   USE OF DEMISED PREMISES..................................................................................8

8.   CONDITION OF DEMISED PREMISES............................................................................8

9.   ALTERATIONS OR IMPROVEMENTS BY TENANT....................................................................8

10.  REPRESENTATIONS AND WARRANTIES OF LANDLORD...............................................................8

11.  COVENANTS OF TENANT......................................................................................9

12.  RULES AND REGULATIONS...................................................................................11

13.  ASSIGNMENT AND SUBLETTING...............................................................................11

14.  [INTENTIONALLY OMITTED].................................................................................13

15.  EMINENT DOMAIN..........................................................................................13

16.  CASUALTY DAMAGE.........................................................................................13

17.  INSURANCE; INDEMNIFICATION OF LANDLORD; WAIVER OF

      SUBROGATION............................................................................................15

18.  INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES......................................................16


                                       (i)

                                TABLE OF CONTENTS

Section                                                                                                    Page No.

19.  DEFAULT.................................................................................................17

20.  LANDLORD'S REMEDIES.....................................................................................18

21.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT...............................................................21

22.  ESTOPPEL CERTIFICATE....................................................................................21

23.  HOLDING OVER............................................................................................21

24.  SURRENDER OF DEMISED PREMISES...........................................................................21

25.  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT...........................................................22

26.  BROKERS.................................................................................................23

27.  NOTICES.................................................................................................23

28.  MISCELLANEOUS...........................................................................................23


                                      (ii)

         List of Exhibits

         Exhibit "A":      Legal Description of Land
         Exhibit "B":      Form of Tenant Estoppel Certificate and Statement


                                      (iii)

                               AGREEMENT OF LEASE

         THIS AGREEMENT OF LEASE (this "Lease") is made this ____ day of July, 1998 and effective as of May 31, 1998, by and between THE ELECTRONICS BOUTIQUE, INC., a Pennsylvania corporation ("Landlord") and ELECTRONICS BOUTIQUE OF AMERICA INC., a Pennsylvania corporation ("Tenant").

         Intending to be legally bound, Landlord and Tenant agree as set forth below.

         1. DEMISED PREMISES. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the tract of land known as 931 South Matlack Street, West Chester, Pennsylvania 19382, which tract of land is described more particularly on Exhibit "A" attached hereto and hereby made a part of this Lease (the "Lease"), together with the building erected thereon containing approximately 140,000 rentable square feet (the "Building") and the paved parking and loading areas and other improvements situate on the Land (the Land, Building and other improvements sometimes hereinafter collectively being referred to as the "Demised Premises").

         2. LEASE TERM. The Lease Term (the "Lease Term") commenced on May 31, 1998 (the "Commencement Date"), and shall continue until May 31, 2000 unless extended or sooner terminated as provided in this Lease.

         3. FIXED RENT. Fixed rent (the "Fixed Rent") is payable by Tenant, beginning on the Commencement Date in twenty-four (24) monthly installments of Fifty Thousand Dollars ($50,000.00) each, representing one-twelfth (1/12th) of the annual Fixed Rent (the "Annual Fixed Rent") of Six Hundred Thousand Dollars ($600,000.00).

Annual Fixed Rent is payable without prior notice or demand, and, except as set forth in this Lease, without any setoff or deduction whatsoever, in advance, on the first day of each month at such place as Landlord may direct, except that the Fixed Rent for the first full month of the Lease Term will be paid on the date of execution of this Lease. If the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of rent (including Fixed Rent and any Additional Rent (as defined in Paragraph 4), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Lease Term. If the Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent shall be prorated for each calendar day of such partial month. If any portion of Fixed Rent, Additional Rent or any other sum payable to Landlord hereunder shall be due and unpaid for more than ten (10) days, it shall thereafter bear interest at a rate equal to five percent (5%) per annum greater than the highest prime rate of interest announced from time to time by PNC Bank, National Association, (or its successor) (the "Default Rate"), as the same may change from time to time, from the due date until the date of payment thereof by

Tenant provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Landlord and Tenant understand and agree that memos written on rental checks or any other payment forms delivered to Landlord do not and shall not, throughout the Lease Term hereunder, constitute satisfaction of any current or outstanding debt of Tenant pursuant to this Lease, and, provided further that any such memo shall not preclude Landlord from recovering any balance of any sum or sums due under this Lease. In addition, a letter or similar type statement accompanying any rental check or payment form delivered to Landlord pursuant to this Lease shall also have no force or effect under this Lease as such may relate to the satisfaction of any debt of Tenant hereunder.

         4.       ADDITIONAL RENT.

                  4.1 As additional rent under this Lease ("Additional Rent"), at least thirty (30) days before any fine, penalty, interest or other cost may be added thereto for the non-payment thereof (or sooner if elsewhere herein required), Tenant shall pay throughout the Lease Term all levies, taxes, assessments, water and sewer rents and charges, liens, license and permit fees, charges for public utilities and all other charges, imposed or charged by any federal state or municipal government or public authority, or under any law, ordinance or regulation thereof, or pursuant to any recorded covenants or agreements (all of which hereinafter collectively are referred to as "Impositions") upon or with respect to the Demised Premises, the Land or any improvements made thereto, any part of the foregoing, and any appurtenances thereto, or directly upon this Lease or the rent payable hereunder or amounts payable by any subtenants or other occupants of the Premises, or upon this transaction or any related documents to which Tenant is a party or successor in interest, or against Landlord because of Landlord's estate or interest herein. If Tenant is permitted by the assessing and collecting authorities and by all mortgagees and elects to pay any Imposition in installments, Tenants shall nevertheless pay all unpaid installments thereof prior to the expiration or sooner termination of the Lease Term, whether or not such installments are then due or payable. Tenant shall pay each of the Impositions, at Landlord's election, to Landlord or directly to the government or other public authority charged with the collection of such Impositions; and in the latter event, Tenant shall furnish Landlord, not later than ten (10) days prior to the last day upon which they may be paid without any fine, penalty, interest or cost, receipts or other evidence satisfactory to Landlord of the payment of all such Impositions.

                  4.2 Nothing contained in this Lease shall be interpreted as requiring Tenant to pay any income, excess profits, corporate capital stock, or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed in lieu of all or any part of any imposition or an increase in any Impositions. If under the requirements of any state or local law with respect to such new method of taxation, Tenant is prohibited from paying such new tax, Landlord may, at its election, terminate this Lease by giving written notice thereof to Tenant; provided however, that Tenant may, within fifteen (15) days of the date of such notice require Landlord to withdraw such notice of termination if Tenant agrees to execute a new lease for the sole purpose of placing Landlord in a financial position identical to the financial position of Landlord pursuant to the terms of this Lease.

                  4.3 Notwithstanding the foregoing provisions of this Section 4, if required by any mortgagee, Landlord shall have the right to require Tenant to pay to Landlord or to any mortgagee, at the time when the monthly installment of minimum rent is payable, an amount equal to one-twelfth (1/12th) of the annual Impositions as estimated by Landlord. If Landlord elects to have Tenant make such payments, Tenant also shall pay to Landlord or to such mortgagee, as the case may be, at least thirty (30) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, the amount by which the Impositions becoming due exceed the monthly payments on account thereof previously made by Tenant. The amounts paid by Tenant pursuant to this Section
4.3 shall be used to pay the Impositions but such amount shall not be deemed to be trust funds and no interest shall be payable thereon.

                  4.4 Landlord may bring proceedings to contest the validity or amount of any Imposition or to recover payments therefor. Tenant shall cooperate with Landlord with respect to such proceedings to the extent reasonably necessary and shall pay to Landlord all reasonable costs, fees and expenses incurred in connection with such proceedings as additional rent promptly upon being billed therefor.

                  4.5 Tenant, without postponement of payment, may bring proceedings to contest the validity or amount of any Imposition or to recover payments therefor, Tenant shall save Landlord harmless from all costs and expenses in connection with such proceedings. Landlord shall cooperate with Tenant with respect to such proceedings to the extent reasonably necessary, but all costs, fees and expense incurred in connection with such proceedings shall be borne by Tenant, Tenant shall give Landlord advance written notice of Tenant's intention to take any such action.

                  4.6 Tenant will be responsible to pay, as Additional Rent, for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of impositions to such improvements).

                  4.7 If, upon expiration or termination of this Lease for any cause, the amount of any Additional Rent due hereunder has not yet been determined, an appropriate payment from Tenant to Landlord, or refund from Landlord to Tenant, shall be made promptly after such determination.

         5. ABSOLUTE NET, NET, NET LEASE. This Lease is what is commonly called a "Net, Net, Net Lease". It is the intention of Landlord and Tenant that Fixed Rent shall be absolutely net to Landlord and that all costs, expenses and obligations of every kind relating directly or indirectly in any way, foreseen and unforeseen, to the Tenant's use, occupancy and/or possession of the Demised Premises, which may arise or become due during the Lease Term (including, but not limited to, the hook-up and/or consumption of all utilities, the payment of Additional Rent and payment for the insurance coverages required to be maintained by Tenant under this Lease), shall be paid and/or performed by Tenant or, if and to the extent paid, performed, or incurred by Landlord, reimbursed or paid to Landlord by Tenant within thirty (30) days after being billed therefor. Landlord shall be indemnified by Tenant against all such costs, expenses and obligations. Except as set forth in this Lease, such Fixed Rent and all Additional Rent shall be paid without abatement, diminution, reductions, deduction or setoff.

         6.       OPTION TO PURCHASE DEMISED PREMISES.

                  6.1 Landlord hereby grants to Tenant the exclusive right and option to purchase the Demised Premises (the "Option") at any time during the Lease Term for the purchase price of Six Million seven Hundred Thousand Dollars ($6,700,000.00) (the "Purchase Price"), subject to adjustment for settlement prorations and upon the terms and conditions hereinafter set forth in this
Section 6. If Tenant desires to exercise the Option during the Lease Term, Tenant shall notify Landlord in writing of its exercise of the Option (the "Exercise Notice"). If Tenant fails to exercise the Option during the Lease Term in accordance with this Lease, the Option shall lapse and terminate, and Tenant shall have no further right to purchase the Demised Premises under this Lease or otherwise, except as the parties may hereafter agree in writing.

                  6.2 Upon Tenant's receipt of the Exercise Notice, the following terms and conditions of this Section 6.2 shall become and constitute the agreement of Landlord to sell and Tenant to buy the Demised Premises:

                  (a) The purchase price for the Demised Premises shall be the Purchase Price. The Purchase Price shall be paid by Tenant to Landlord at settlement.

                  (b) In the event of a failure by Landlord to perform or comply with any of the terms and provisions of this Section 6.2 to be performed and complied with by Landlord within the time or times provided herein, upon five
(5) days' notice to Landlord, Tenant shall be repaid any moneys paid by Tenant on account of the Purchase Price, and Tenant shall have all remedies available to it under law and in equity (including, without limitation, specific performance).

                  (c) Settlement on the purchase of the Demised Premises shall be made at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 1401 Walnut Street, Philadelphia, Pennsylvania, 19102, within forty-five (45) days after the date of the Exercise Notice, but in no event later than the date of expiration of the Lease Term or the earlier termination of this Lease.

                  (d) (i) At settlement, title to the Demised Premises shall be free and clear of all leases, liens, judgments, encumbrances, easements, restrictions and objections, except existing building restrictions, ordinances, easements of roads, easements visible upon the ground, privileges or rights of utility or public service companies, and all other encumbrances and/or restrictions recorded against the Land as of the date of execution of this Lease. Except as set forth in this Section 6.2(d)(i), Landlord agrees not to convey or encumber all or any portion of the Premises or any interest therein, or to encumber the Demised Premises with any judgments, restrictions, easements or other objections without the prior written consent of Tenant, which consent Tenant shall not unreasonably withhold, delay or condition. Landlord may mortgage the Demised Premises without the consent of Tenant, provided the mortgage and other instruments evidencing and/or securing such financing expressly acknowledge and recognize the rights of Tenant set forth in this Lease.

                           (ii)     Excepting only as set forth in Section
6.2(d)(i) above, at settlement title to the Demised Premises shall be in fee simple and insurable as good and marketable at regular rates by a title insurance company selected by Tenant. Search and title insurance costs shall be paid by Tenant.

                           (iii) In the event title in accordance with this
Section 6.2 cannot be conveyed by Landlord, Tenant shall have the option of taking such title as Landlord can give, without abatement of the Purchase Price, except as to monetary lien or liens, or, in the alternative, of terminating this Agreement, in which latter event Tenant shall be repaid any money paid on account of the Purchase Price, and all interest accrued thereon, and neither party shall have any further rights, duties or obligations under this Agreement.

                           (iv)     The Demised Premises shall be conveyed by
Landlord to Tenant at settlement by good and sufficient deed, containing a special warranty only, prepared by Tenant and delivered to Landlord a reasonable time prior to settlement.

                  (e) All times provided for in this Section 6 are and shall be of the essence, and each extension of any such time or times shall continue to be of the essence of this Agreement. Tender of an executed deed and of the purchase money are hereby waived.

                  (f) At settlement, Landlord shall deliver to Tenant sole and exclusive possession of the Demised Premises by delivery of the deed. At settlement, Landlord and Tenant shall terminate this Lease in writing pursuant to an agreement prepared by Landlord that shall contain customary releases and indemnities in favor of Landlord.

                  (g) (i)   Tenant shall be responsible for all Impositions for
all tax years during the Lease Term, and shall pay and discharge the same at or before settlement. Landlord shall be responsible for all Impositions for all tax years preceding the year in which the Lease Term commenced, and shall pay and discharge the same at or before settlement. Impositions due for the current tax year in which settlement is held shall be apportioned between the parties as of the date of settlement on a tax year basis if and to the extent settlement is held during the first tax year following commencement of the Lease Term. As used in this Lease, "tax year" shall, in each instance, be deemed to be the fiscal year used by the respective taxing or assessing authorities.

                      (ii) Tenant shall pay all of the real estate transfer taxes imposed upon this transaction.

                  (h) (i)   Landlord represents and warrants to Tenant that, as
of the Commencement Date, Landlord has no knowledge or notice of any work being done or about to be done, or of any assessment, violation or other notice issued or about to be issued by any federal, state, municipal or public body or authority, relating to, or with respect to or otherwise affecting the Demised Premises or abutting streets. Landlord agrees to pay for all work done or ordered to be done by or required in order to comply with the requirements of any federal, state, municipal or public body or authority prior to the date of this Lease, whether or not presently assessed or ordered to be done, on or with respect to or otherwise affecting the Demised Premises or abutting streets, or required in order to comply with any existing assessment, violation or similar notice.

                      (ii) Landlord represents that the Demised Premises is zoned I-2.

                      (iii) If required by law, Landlord shall deliver to Tenant at or before settlement a certificate from the appropriate municipal department or departments stating whether or not the Demised Premises is in violation of the applicable zoning laws and ordinances and identifying any outstanding notices of any uncorrected violations of the applicable zoning, housing, building, safety or fire ordinances. The certificate shall be dated no earlier than twenty (20) days prior to settlement.

                  (i) Subject to the other terms and conditions of this Lease, Landlord shall assume the risk of loss by casualty or eminent domain after the date of the Exercise Notice. Tenant shall continuously maintain insurance coverage against loss from fire or other casualty, with all risk and extended coverage endorsement, in an amount not less than the full replacement cost of the Demised Premises, without co-insurance or deductible, and, effective as of the Exercise Date, all such insurance coverages shall name Landlord as the insured and Tenant as an additional insured thereunder. Loss or damage to the Demised Premises as a result of the exercise of the power of eminent domain or as a result of fire or casualty between the date of the Exercise Notice and the time of settlement shall not, at Tenant's option, void or impair the Option, but Tenant shall have the option to: (a) complete settlement and be entitled to the eminent domain award or compensation and a credit for the proceeds of any insurance received by Landlord on account of any such loss or damage, and to an assignment of all claims to such compensation or award and on insurance policies, provided such award, compensation or proceeds shall not exceed the Purchase Price; or (b) terminate this Agreement and be entitled to a return of any monies paid on account of the Purchase Price.

                  (j) The Demised Premises shall be conveyed upon exercise of the Option in their "AS IS" "WHERE IS" condition, with no representation or warranty being made by Landlord as to the physical or environmental condition of the Demised Premises or the suitability or fitness of the Demised Premises for Tenant's use.

                  (k) Landlord and Tenant each represents to the other party that it has dealt with no other real estate broker, agent or finder in connection with the Option. Each party hereby agrees to indemnify, defend and hold harmless the other party from and against any and all losses, costs, damages, liabilities and expenses (including reasonable attorneys' fees) arising as a result of a breach of the representations set forth in the preceding sentence. This Section 6.2(k) shall survive settlement and shall not merge with the deed.

                  (l) A memorandum of the Option may be filed in the office of the Recorder of Deeds for Chester County by Landlord and Tenant.

                  (m) Except as set forth in this Section 6.2(m), the Option may not be assigned, without Landlord's consent, may be withheld or granted by Landlord in its sole discretion. The Option may be assigned by Tenant to any Related Party (as defined in Section 13) without Landlord's consent, provided that Tenant shall, notwithstanding any such assignment, remain liable for full performance of Tenant's obligations under this Section 6.2.

                  (n) Subject to Section 6.2(m), this Section shall inure to the benefit of and be binding upon Landlord and Tenant, and each of their successors and assigns.

                  (o) This Section 6.2 constitutes the entire understanding between the parties hereto concerning the right of Tenant to purchase the Demised Premises, and all prior agreements, contracts and understandings between the parties concerning the purchase of the Demised premises by Tenant are hereby merged into this Section 6. The parties shall not be bound by any agreements, understandings or conditions respecting the right of Tenant to purchase that Demised Premises other than those expressly set forth in this Section 6.

                  (p) The Option may not be changed or amended orally. All notices, demands and other communications concerning the Option shall be valid only if given in writing and in the manner set forth in Section 27.

                  (q) In any proceeding to enforce the Option or obtain any remedy provided for herein or otherwise permitted by law in connection with the Option, Landlord and Tenant hereby knowingly, voluntarily and intentionally waive trial by jury to the fullest extent permitted by law.

                  (r) The invalidity or unenforceability of any provision of this Section 6 shall in no way affect the validity or enforceability of any other provision of this Section 6.

                  (s) Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder at one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

                  (t) The obligation of Landlord to complete settlement under this Section 6 following Tenant's exercise of the Option is expressly conditioned upon Tenant having performed and complied with all of the agreements, undertakings and obligations that are required under this

Lease to be performed or complied with by Tenant at or prior to the completion of settlement under this Section 6 at no cost or expense to Landlord.

         7. USE OF DEMISED PREMISES. Tenant covenants and agrees to use and occupy the Demised Premises only as a private warehouse, general office and other uses incidental to and associated with Tenant's business as a retailer of video software and related products and only in conformity with the law, and for no other purpose. In no event may Tenant use the Demised Premises or any portion thereof for the display and retail sale of any products or for any other retail business directly with the public. Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, including the Building, or (ii) cause any increase in the premium cost for any insurance which Landlord may then have in effect with respect to the Building generally.

         8. CONDITION OF DEMISED PREMISES. Tenant acknowledges that it has had an opportunity to inspect the Demised Premises and hereby agrees to accept possession of the Demised Premises in their "AS IS" "WHERE IS" condition as of the Commencement Date, with no representation or warranty by Landlord as to the physical or environmental condition of the Demised Premises or the suitability or fitness of the Demised Premises for Tenant's use.

         9. ALTERATIONS OR IMPROVEMENTS BY TENANT. Except as set forth in this
Section 9, during the Lease Term Tenant shall not make any alterations, additions, improvements, redecorating or other changes to the Demised Premises without the prior written approval of Landlord and then only in accordance with plans and specifications previously approved in writing by Landlord and subject to such conditions as Landlord may reasonably require, including, without limitation, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto. Prior to the termination of this Lease and without additional notice to Tenant by Landlord, Tenant shall either: (i) remove any such alterations or additions and repair any damage to the Building or the Demised Premises occasioned by their installation or removal and restore the Demised Premises to substantially the same condition as existed prior to the time when any such alterations or additions were made, or (ii) reimburse Landlord for the cost of removing such alterations or additions and the restoration of the Demised Premises. Landlord shall reasonably determine any such cost as called for in clause (ii) above prior to the termination of this Lease and Tenant shall reimburse Landlord within thirty (30) days of receipt of such notice. Notwithstanding the foregoing provisions of this Section 9, Tenant may, without Landlord's prior approval, make minor nonstructural interior alterations or improvements to the Building which cost individually or in any series of transactions no more than Twenty-Five Thousand Dollars ($25,000.00); provided, however, that Tenant notifies Landlord of any such alteration or improvement, which notice shall be accompanied by invoices showing the cost of the work, and Tenant otherwise complies with this Lease, including the covenants set forth in Section 11.

         10. REPRESENTATIONS AND WARRANTIES OF LANDLORD. Landlord represents and warrants, to its actual knowledge as of the Commencement Date, that the Building has been completed in accordance with all applicable building codes and that Landlord has received no notice of violations of laws, codes, ordinances or regulations affecting the Demised Premises. In addition, to Landlord's actual knowledge as of the Commencement Date, there are no Hazardous Substances (as defined in Section 11.8(a)) or storage tanks at the Building.

         11. COVENANTS OF TENANT. Tenant covenants that, at all times during the Lease Term, Tenant will, at Tenant's sole cost, risk and expense:

                  11.1 Keep the Demised Premises (including the Building and the mechanical, electrical, plumbing, drainage (storm water and sewage) and HVAC systems serving the Building and/or other portions of the Demised Premises) in good order, condition and repair, reasonable wear and tear and damage by insured casualty excepted, and Tenant will promptly make all repairs necessary to and maintain such good order, condition and repair, whether such repairs are interior or exterior, structural or nonstructural, foreseen or unforeseen; it being acknowledged and agreed by Tenant that the term "repairs" used in this
Section 11.1 and in other provisions of this Lease means and includes restorations, replacements and renewals when necessary, and all materials and equipment used and/or installed in connection with the performance of Tenant's covenant set forth in this Section 11.1 and other obligations set forth in this Lease shall be new and at least equal in quality and utility to those items being repaired, replaced or renewed;

                  11.2 Surrender the Demised Premises at the expiration of the Lease Term or earlier termination of this Lease in the same condition in which Tenant has agreed to keep the same during the Lease Term;

                  11.3 Not place, erect, maintain or display any sign or other marking of any kind whatsoever on the windows, doors or exterior walls of the Building or upon the Land, except as may be approved by Landlord and, if required under local ordinances, by local governing authorities, and not use or place any curtains, blinds, drapes or coverings over any exterior windows or upon the window surfaces which are visible from the outside of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld;

                  11.4 Comply with all laws, codes, ordinances, orders, enactments and regulations of any governmental authority relating or applicable to the Demised Premises and/or Tenant's occupancy of the Demised Premises and any covenants, easements and restrictions governing the Land or Building and indemnify, defend and hold Landlord harmless from all consequences from its failure to do so;

                  11.5 Promptly notify Landlord of any damage to or defects in the Demised Premises, any notices of violation received by Tenant and of any injuries to persons or property which occur therein or claims relating thereto;

                  11.6 Pay when due for any alterations, improvements or additions to, and repairs, maintenance, restorations and replacements of all or any part of the Demised Premises, and allow no mechanic's, materialmen's or other lien to attach to the Demised Premises with respect to any of the foregoing;

                  11.7 Without the prior written consent of Landlord, not place within the Demised Premises or bring into the Building any machinery or other personalty having a weight in excess of the design capacity of the Building;

                  11.8 (a) Not use the Demised Premises for the generation, use, manufacture, recycling, transportation, treatment, storage, discharge or disposal of any hazardous, toxic or polluting substance or waste (including petroleum products, asbestos containing materials, polychlorinated biphenyl containing materials or equipment, and/or radioactive materials) (collectively, "Hazardous Substances") or for any use which poses a risk of damage to the environment or injury to natural persons and will not engage in any activity which could subject Landlord to any liability under federal, state or local environmental law, regulation, code, enactment, order or ordinance;

                       (b) Comply with all applicable environmental statutes, rules, regulations, codes, enactments and orders of any federal, state or municipal government in effect at any time during the term of this Lease; obtain in its own name any and all environmental permits, registrations, licenses or identification numbers necessary for its operations; and comply with all such permits;

                       (c) Take no action (or not refuse to take any action) which could result in a lien being imposed on the Demised Premises by the state or federal government under any environmental statute;

                       (d) Not install, use, manufacture, generate, store, transport, discharge or dispose of any Hazardous Substances or storage tanks at, under or beneath the Demised Premises, or permit or suffer any of the foregoing at the Demised Premises, without the prior written consent of Landlord.

                       (e) Take no action which could require Landlord to include in the deed to the Land or the Building a notice of disposal/release of Hazardous Substances at the site.

                       (f) Tenant hereby indemnifies and saves harmless Landlord from any and all judgments, losses, costs, damages and expenses (including fines, penalties, and reasonable attorneys' fees) resulting from any claim, demand, liability, obligation, right or cause of action, including but not limited to governmental action or other third party action (each, a "Claim" and collectively, "Claims") that is asserted against Landlord or the Demised Premises as a result of Tenant's breach of any representation, warranty, or covenant set forth in this Lease; or arising out of the operations or activities or presence of Tenant or any sublessee, agent, or representative of Tenant at the Demised Premises; or arising from environmental conditions or violations at the Demised Premises during the Lease Term including, without limitation, the presence of Hazardous

Substances at, on, or under the Demised Premises or the discharge or release of hazardous, polluting, or toxic substances from the Demised Premises.

                       (g) Landlord hereby indemnifies and saves harmless Tenant from any and all Claims (including, without limitation, governmental actions) that are asserted against Tenant or the Demised Premises as a result of the presence of Hazardous Substances at, on, or under the Demised Premises or the release of Hazardous Substances from the Demised Premises arising prior to the Lease Term.

                       (h) The indemnities, representations, warranties and covenants contained in this Section 11.8 shall survive the expiration or earlier termination of this Lease.

                  11.9 Comply with the rules and regulations referenced in
Section 12 below and with all reasonable changes and additions thereto upon notice by Landlord to Tenant (such rules and regulations, together with all changes and additions thereto, are deemed a part of this Lease); and

                  11.10 Comply with all reasonable recommendations of Landlord's or Tenant's insurance carriers relating to layout, use, storage and/or disposal of materials and maintenance, repair, replacement and/or restoration of the Demised Premises.

         12. RULES AND REGULATIONS. Landlord shall have the right to make such reasonable rules and regulations (the "Rules and Regulations") as in the judgment of Landlord may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein; provided, however, such Rules and Regulations shall not be effective until Landlord delivers to Tenant a copy of the Rules and Regulations or any amendments thereto, as the case may be, in the manner set forth in
Section 27 of this Lease.

         13.      ASSIGNMENT AND SUBLETTING.

                  13.1 Landlord's Consent. Except for a Permitted Transfer (as defined in Section 13.2), Tenant shall neither assign this Lease or any interest therein nor sublet the Demised Premises or any portion thereof without the prior written consent of Landlord, which consent Landlord agrees shall not be unreasonably withheld, conditioned or delayed.

                  13.2 Permitted Transactions.

                       (a) Tenant may assign this Lease or any interest therein or sublet the Premises or any portion thereof, without the Landlord's consent, to a Related Party (as defined below) (each, a "Permitted Transfer"); provided,
(i) Tenant shall remain liable for the performance by the transferee-in-possession of Tenant's obligations under this Lease; (ii) the transferee-in- possession shall assume, in writing, all obligations to be performed by Tenant under this Lease from and after the effective date of such Permitted Transfer; and (iii) the transferee-in-possession of this

Lease shall have a net worth on the effective date of such Permitted Transfer not less than Tenant's net worth immediately prior to completion of such Permitted Transfer.

                       (b)   (i)   As used in this Lease, "Related Party" means
any of the following persons or entities: (A) a Successor to Tenant (as defined below); (B) an Affiliate (as defined below) of Tenant or any Successor to Tenant; or (C) all or any of the nominal or beneficial owners of the capital stock or other ownership interests of (I) Tenant, (II) any Successor to Tenant or (III) any Affiliate of Tenant or any Successor to Tenant, or any entity of which at least fifty percent (50%) of the voting shares or other ownership interests are owned nominally or beneficially by such stockholders or owners of other ownership interests, as the case may be.

                       (ii) As used in this Lease, "Successor to Tenant" means a successor to Tenant or to Tenant's successors and assigns, as the case may be, by one of the following means: (A) merger, consolidation or otherwise by operation of law; (B) acquisition of all or substantially all of the assets of Tenant; (C) acquisition of all or substantially all of the issued and outstanding shares of capital stock of Tenant; or (D) the transfer of capital stock or other ownership interests in connection with a public offering registered by the Securities Exchange Commission.

                       (iii) As used in this Lease, "Affiliate" means: (A) a subsidiary or parent of Tenant or any Successor to Tenant; (B) a subsidiary of a parent of Tenant or any Successor to Tenant; or (C) any other entity under common ownership and management control with any of the foregoing. For the purpose of defining "Affiliate" in the preceding sentence, "subsidiary" is hereby defined as a corporation at least fifty percent (50%) of the voting shares of which is owned by another corporation, which latter corporation is hereby defined as a "parent."

                  13.3 Tenant's request for consent to any sublet or assignment shall be in writing and shall contain the name, address, and description of the business of the proposed assignee or subtenant, its most recent financial statement and other evidence of financial responsibility, its intended use of the Demised Premises, and the terms and conditions of the proposed assignment or subletting.

                  13.4 Each assignee or other transferee of this Lease shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for all payments and for the due performance of all terms, covenants, conditions and provisions herein contained on Tenant's part to be observed and performed. No assignment shall be binding upon Landlord unless the assignee shall deliver to Landlord an instrument in form and substance satisfactory to Landlord containing a covenant of assumption by the assignee, but the failure or refusal of assignee to execute and deliver the same shall not release assignee from its liability as set forth herein. Any profit or additional consideration or rent in excess of the Fixed Rent or Additional Rent payable by Tenant hereunder which is payable to Tenant as a result of any assignment or subletting shall be paid to Landlord as Additional Rent when received by Tenant. All the foregoing notwithstanding, Tenant shall not enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of the Demised Premises or any portion thereof, which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales). Any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of any part of the Demised Premises.

                  13.5 Any consent by Landlord hereunder shall not constitute a waiver of strict future compliance by Tenant with the provisions of this Section 13 or a release of Tenant from the full performance by Tenant of any of the terms, covenants, provisions, or conditions in this Lease contained.

         14.      [INTENTIONALLY OMITTED]

         15. EMINENT DOMAIN. If the whole or more than twenty-five percent (25%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord's or Tenant's reasonable judgment, the Demised Premises cannot be used for Tenant's permitted use as set forth in this Lease, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority. If less than twenty-five percent (25%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Additional Rent shall be equitably adjusted (on the basis of the number of square feet before and after such event, and to the extent parking or other material Building features are taken, such taking shall also be adjusted for) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat of such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

         16.      CASUALTY DAMAGE.

                  16.1 In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, and subject to any mortgagee's consent and to the conditions set forth in this Section 16.1, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration. If (i) the damage is of such nature or extent that, in Landlord's sole judgment, more than one hundred and fifty (150) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or the Building is so damaged that, in Landlord's sole judgment, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than one hundred fifty (150) days then remain on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty
(30) days after any such damage or destruction shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

                  16.2 In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Section 16 and is otherwise in full force and effect, and sufficient casualty insurance proceeds in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds are available for application to such restoration or repair, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage. Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

                  16.3 Landlord shall not insure the Building, the Demised Premises, any improvements or alterations to the Demised Premises, or any fixtures, equipment or other property of Tenant, all of which shall be the sole responsibility of Tenant to insure as more fully set forth in Section 17. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrence of the casualty occurrence. If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to repair and restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

                  16.4 The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and fifty (150) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration, and provided further that if Landlord does elect to repair and restore following an event of casualty and such work is not completed within two hundred and ten
(210) days from the date Landlord commences the work, Tenant shall have the right to terminate this Lease by written notice to Landlord, upon which both parties shall be relieved of any liabilities arising under this Lease to each other, except such liabilities of Tenant as may have accrued prior to such termination. In the case of damage to the Demised Premises which is of a nature or extent that Tenant's continued occupancy is in the judgment of Landlord and Tenant substantially impaired, then the Annual Fixed Rent and Additional Rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment, subject to the condition set forth in Section
16.5. Tenant shall be responsible to repair or replace all leasehold improvements and all equipment, fixtures, inventory and other personal property located in or on the Demised Premises, subject to Section 9 and to such other conditions as Landlord may require.

                  16.5 At Tenant's sole cost and expense, Tenant shall maintain a rental coverage endorsement or other comparable form of coverage as part of its all-risk insurance policy. Tenant will receive an abatement of Annual Fixed Rent to the extent of payments received by Landlord from the carrier providing the rental coverage endorsement.

         17.      INSURANCE; INDEMNIFICATION OF LANDLORD; WAIVER OF
                   SUBROGATION.

                  17.1 (a) Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of:
(i) any accident or matter occurring on or about the Demised Premises caused or suffered by Tenant, its agents, employees, invitees, contractors or guests, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted solely from the gross negligence or intentional act or omission of Landlord or Landlord's agents, contractors or employees; (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease; and/or (iii) the negligence or otherwise tortious act of Tenant or anyone in or about the Demised Premises on behalf of or at the invitation or right of Tenant.

                       (b) Tenant shall maintain the following in full force and effect continuously throughout the Lease Term, at Tenant's sole cost, risk and expense:

                                    (i)     insurance against loss or damage to
the Building and all other improvements now or hereafter located on the Demised Premises by fire and such other casualties as may be included in the broadest form of all-risk insurance from time to time available, in an amount equal to the full insurance replacement value of the Building and improvements, the policy to have attached thereto replacement cost, agreed amount and rental coverage endorsements or comparable forms of coverage;

                                    (ii)    comprehensive general liability
insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord against claims for bodily injury, death or property damage in amounts not less than Three Million Dollars ($3,000,000) (or such higher limits as may be determined by Landlord from time to time) and business interruption insurance in an amount equal to Tenant's gross income for twelve (12) months; and

                                    (iii)   boiler insurance, plate glass
insurance, and such other reasonable forms of insurance in such amounts as may be required from time to time by Landlord or by any mortgagee.

All policies shall be issued by companies having a Best's financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord. At or prior to the Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) days' prior written notice to Landlord that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below. At Landlord's request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant's current and effective insurance coverage complies with the requirements contained herein.

                  17.2 Each of the parties hereto releases the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon being billed therefor.

                  17.3 This Section 17 shall expressly survive the expiration of the Lease Term or earlier termination of the Lease.

         18.      INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES.

                  18.1 Landlord and its agents or other representatives shall be permitted to enter the Demised Premises at reasonable times upon twenty-four
(24) hours' notice, except in a emergency situation when no such notice shall be required (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last six (6) months of the Lease Term, to show it to prospective tenants and to erect upon, affix to any suitable part of the Land or exterior of the Building a notice or signage for letting the Demised Premises or, subject to Section 6, selling the Demised Premises.

                  18.2 Landlord shall have access to and use of all areas in the Demised Premises as well as access to and through the Demised Premises for the purpose of operation, maintenance, decoration and repair; provided, however, that except in emergencies such access shall not be exercised so as to interfere unreasonably with Tenant's use of the Demised Premises. Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the Building walls, bearing columns and ceilings of the building, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant's use of the Building, materially reduce the floor area thereof or materially and adversely affect Tenant's layout. Landlord and Tenant shall cooperate with each other in the location of Landlord's and Tenant's facilities requiring such access.

                  18.3 Subject to the other terms and conditions of this Lease, Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, foyers, passages, elevators, if any, and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change that materially detracts from the character or quality of the Building.

         19. DEFAULT. Any other provisions in this Lease notwithstanding, the occurrence of any of the following shall be an event of default under this Lease (each, an "Event of Default"): (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder within five (5) days after the same is due and payable under this Lease; (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than ten (10) days; provided, however, that if Tenant is proceeding diligently to cure any such default but such cannot reasonably be cured within said ten (10) day period, Tenant shall have such additional amount of time to cure as is reasonably necessary; (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder; (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein;
(v) Tenant abandons or vacates the Demised Premises or without Landlord's prior written consent, or Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant's property from the Demised Premises other than in the ordinary and usual course of business; (vi) Tenant files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, (vii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Tenant consents to or acquiesces in such appointment; or (viii) Tenant shall generally not pay Tenant's debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due. The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (viii) above.

         20.      LANDLORD'S REMEDIES.

                  20.1 Upon the occurrence of any Event of Default, Landlord at any time thereafter may at its option exercise any one or more of the following remedies:

                           (a)      Termination of Lease.  Landlord may
terminate this Lease, by written notice to Tenant, without any right by Tenant to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. Upon such termination Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall immediately become entitled to receive from Tenant an amount equal to the aggregate of all Fixed Rent and Additional Rent which then remains due to Landlord but unpaid by Tenant.

                           (b)      Reletting.  With or without terminating this
Lease, as Landlord may elect, Landlord may re-enter and repossess the Demised Premises, or any part thereof, and lease the Demised Premises or any part thereof to any other person upon such terms as Landlord shall deem reasonable, for a term within or beyond the term of this Lease; provided, that any such reletting prior to termination shall be for the account of Tenant, and Tenant shall remain liable for (i) all Annual Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant after deducting from such proceeds all of Landlord's expenses, reasonable attorneys' fees and expenses, employees' expenses, reasonable brokerage commissions and fees, reasonable alteration costs, expenses of preparation for such reletting and all costs and expenses, direct or indirect, incurred as a result of Tenant's breach of the Lease. Landlord shall use commercially reasonable efforts to relet the Demised Premises. If the Demised Premises are at the time of default sublet or leased by Tenant to others, Landlord may, as Tenant's agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other amounts due hereunder without in any way affecting Tenant's obligation to Landlord hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

                           (c)      Acceleration of Rent.  Landlord may declare
Fixed Rent and all items of Additional Rent (the amount thereof to be based on historical amounts and Landlord's estimates for future amounts) for the entire balance of the then current Lease Term immediately due and payable, together with all other charges, payments, costs, and expenses payable by Tenant as though such amounts were payable in advance on the date the Event of Default occurred.

                           (d)      Removal of Contents by Landlord. With
respect to any portion of the Demised Premises which is vacant or which is physically occupied by Tenant, Landlord may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant's property, which lien is to be in addition to Landlord's lien now or hereafter provided by law.

                           (e)      Late Charge.  In addition to all other
rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall have the right to charge a late payment penalty of five percent (5%) of any amount owed to Landlord that is not paid within five (5) days of the date when the same is due and payable under this Lease.

                           (f)      SECTION 20.1(f) BELOW SETS FORTH WARRANTS OF
AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENTS AGAINST TENANT. IN GRANTING THESE WARRANTS OF AUTHORITY TO CONFESS JUDGMENTS AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICES AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. UPON THE EXPIRATION OF THE THEN CURRENT TERM OF THIS LEASE OR THE EARLIER TERMINATION OR SURRENDER HEREOF AS PROVIDED IN THIS LEASE, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT AND TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AND THEREIN CONFESS JUDGMENT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE DEMISED PREMISES, FOR WHICH THIS LEASE SHALL BE ITS SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF POSSESSION OR OTHER APPROPRIATE WRIT UNDER THE RULES OF CIVIL PROCEDURE THEN IN EFFECT MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS; HOWEVER, IF SUCH PROCEEDING IS TERMINATED AND THE POSSESSION OF THE DEMISED PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE UNDER ANY OF THE TERMS OF THIS LEASE TO BRING ONE OR MORE FURTHER AMICABLE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE DEMISED PREMISES AND CONFESS JUDGMENT FOR THE

RECOVERY OF POSSESSION OF THE DEMISED PREMISES AS HEREINABOVE PROVIDED.

                                                                _________ TENANT

                  20.2 Proceedings. In any action of ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it, setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding. Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in said proceedings and all liability thereof. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or upon the earlier termination of this Lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three (3) months' notice and to the fifteen (15) or thirty (30) days' notice required by the Landlord and Tenant Act of 1951, as the same may be amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.

                  20.3 Survival of Tenant's Obligations. No expiration or termination of this Lease Term pursuant to Section 20.1(a) above or by operation of law or otherwise (except as expressly provided in this Lease), and no repossession of the Demised Premises or any part thereof pursuant to Section 20.1(a) or (b) above or otherwise shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession, and Landlord may, at its option, sue for and collect all rent and other charges due hereunder at any time as when such charges accrue.

                  20.4 Injunction. In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

                  20.5 Waiver of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

                  20.6 Not Exclusive Right. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

                  20.7 Expenses. In the event that Landlord commences suit for the repossession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorneys' fees.

         21. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord's expense, with interest accruing and payable thereon at the Default Rate as of the date of the expenditure by Landlord or as of the date of payment thereof by Tenant, whichever is higher, from the date paid or incurred by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

         22. ESTOPPEL CERTIFICATE. Tenant shall, at any time and from time to time, at the request of Landlord or any mortgagee, upon ten (10) business days' notice, execute, acknowledge and deliver to Landlord a statement in the form of Exhibit "B" attached hereto and hereby made a part of this Lease or such other reasonable form supplied by Landlord, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing. Tenant hereby appoints Landlord as Tenant's attorney-in-fact to execute any such estoppel certificates in the event Tenant does not execute and return such certificates within the time period set forth above.

         23. HOLDING OVER. If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease or expiration of the Lease Term or otherwise in the absence of any written agreement between Landlord and Tenant concerning any such continuance of the term, Tenant shall pay Landlord (i) as agreed liquidated damages for such holding over alone, an amount, calculated on a per diem basis for each day of such unlawful retention, equal to the greater of (a) one hundred fifty percent (150%) of the Annual Fixed Rent, or (b) the established market rental for the Demised Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder, and (ii) all other damages, costs and expenses sustained by Landlord by reason of Tenant's holding over. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant's obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

         24. SURRENDER OF DEMISED PREMISES. Tenant shall, at the expiration or earlier termination of the Lease Term, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear and damage caused by insured casualty.

         25.      SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT.

                  25.1 Subject to the terms and conditions of Section 25.2, this Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Building or the Land or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of same as well as any substitutions therefor. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Building or the Land, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, the rights of Tenant set forth in Section 25.2, and the attornment of Tenant to future landlords in accordance with the terms of this Section 25.

                  25.2 (a) Provided this Lease shall at all times be in full force and effect and provided further that there shall exist no Event of Default by Tenant hereunder, the right of possession by Tenant to possess and quietly enjoy the Demised Premises and any or all of Tenant's rights under this Lease shall not be affected in any way or disturbed by any lender doing business with Landlord in the exercise of any such lender's rights under any formal agreements between such lender and Landlord. Tenant shall not be named as a party defendant to any foreclosure of any lien of any mortgage for the purpose of terminating this Lease, and Tenant shall not, by any such foreclosure, be in any other way foreclosed from its rights under this Lease.

                       (b) In the event that any such lender or its successors or assigns comes into possession of the Demised Premises or acquires the leasehold interest of Landlord by foreclosure of any mortgage between any such lender and Landlord, or by proceedings on any note executed by Landlord in favor of any such lender or otherwise, this Lease shall not be terminated by any such foreclosure or proceedings; and this Lease shall continue in full force and effect upon Tenant's attornment, as provided herein, as a direct lease between Tenant and any such lender upon the same terms, covenants, conditions and agreements set forth in this Lease.

                       (c) In the event that the Demised Premises or Landlord's leasehold interest therein is sold or otherwise disposed of pursuant to any right or power contained in any mortgage or any note between any such lender and Landlord, or as a result of proceedings thereon, this Lease shall not be terminated or affected thereby, and the purchaser of the Demised Premises or of

Landlord's leasehold interest therein or any person or entity acquiring title thereto shall so acquire it, subject to this Lease; and this Lease shall continue in full force and effect upon Tenant's attornment, as provided herein, as a direct lease between Tenant and any party acquiring title to Landlord's leasehold interest therein, as aforesaid, upon the same terms, covenants conditions and agreements set forth in this Lease.

         26. BROKERS. Each party represents and warrants to the other that it has not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify, defend and hold harmless the other from any and all claims, actual or threatened, for compensation by any such third person by reason of such party's breach of its, his, her or their representation or warranty contained in this Section 26. This Section 26 shall survive the expiration of the Lease Term or earlier termination of this Lease.

         27. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by national overnight courier, if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the third business day following the date on which such communication is deposited in the United States mails, by first class or certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby). All notices and communications to Tenant may also be given by leaving same at the Demised Premises during normal business hours.

                  27.1     If to Landlord:

                                    The Electronics Boutique, Inc.
                                    931 South Matlack Street
                                    West Chester, PA 19382
                                    Attention:   President

                  27.2     If to Tenant:

                                    Electronics Boutique of America Inc.
                                    931 South Matlack Street
                                    West Chester, PA 19382
                                    Attention:   President

         28.      MISCELLANEOUS.

                  28.1. Successors and Assigns. Subject to Section 13, the obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlord's obligations hereunder arising thereafter. Any successor of Landlord hereunder shall provide Tenant with a notice evidencing that such successor Landlord has assumed all of Landlord's obligations under this Lease.

                  28.2 Waivers. No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed respectively, to be a waiver of Landlord's rights or to represent any agreement' by Landlord to undertake or perform such act or matter thereafter.

                  28.3 Consent to Exclusive Jurisdiction; Waiver of Trial by Jury. Tenant hereby consents to the exclusive jurisdiction of the Common Pleas Court of Chester County, Pennsylvania and/or the United States Court for the Eastern District of Pennsylvania in any and all actions or proceedings arising under this Lease, and irrevocably agrees to service of process in accordance with Section 25 above. Landlord and Tenant agree to waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use, possession and/or occupancy of the Demised Premises, and/or any claim of injury or damage and any emergency or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

                  28.4 Limitation of Landlord's Liability. Tenant shall look solely to the Demised Premises and rents derived therefrom for enforcement of any obligation hereunder or by law assumed or enforceable against Landlord, and no other property or other assets of Landlord shall be subjected to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies or with respect to this Lease, the relationship of landlord and tenant hereunder or Tenant's use, possession and/or occupancy of the Demised Premises.

                  28.5 Time of the Essence. All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

                  28.6 Severability. Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

                  28.7 Quiet Enjoyment. Provided Tenant is not in default of any of the terms and conditions of this Lease, Tenant shall be entitled to quiet enjoyment of the Demised Premises without disturbance or hindrance by Landlord or anyone claiming under or through Landlord.

                  28.8 Amendment and Modification. This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

                  28.9 Headings and Terms. The title and caption headings and table of contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein. The term "Landlord" and term "Tenant" as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approvals, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally.

                  28.10 No Joint Venture. Nothing contained in this Lease shall be construed to create a partnership, joint venture or other association between Tenant and Landlord.

                  28.11 Counterparts. This Lease may be executed in counterparts each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties here to have caused this Agreement of Lease to be executed on the day and year first above written.

                                            LANDLORD:

[Corporate Seal]                            THE ELECTRONICS BOUTIQUE, INC.

Attest:                                     By:
         ------------------------                ---------------------------
         Marilyn Kirchner                        Joseph Firestone
         Assistant Secretary                     President

                                            TENANT:

[Corporate Seal]                            ELECTRONICS BOUTIQUE OF AMERICA INC.

Attest:                                     By:
         ------------------------                ---------------------------
         John R. Panichello                      Joseph Firestone
         Secretary                               President

                                   EXHIBIT "A"

                            LEGAL DESCRIPTION OF LAND











                                                  Landlord: ____________________
                                                  Tenant: ______________________

                                   EXHIBIT "B"

                                     FORM OF
                    TENANT ESTOPPEL CERTIFICATE AND STATEMENT

                                            ELECTRONICS BOUTIQUE OF AMERICA INC.
                                                                        (Tenant)

                  The undersigned (jointly and severally if more than one) hereby represents, warrants and certifies to ____________________________________ (the "Landlord") and/or __________
("Mortgagee") that is the tenant and present occupant (the "Tenant") of certain premises (the "Demised Premises") located at ______________________________ and that:

1. Basic Lease Terms - The Demised Premises are more specifically described in, and are leased under the provisions of, a lease agreement (the "Lease"), the basic terms of which are described below:

         1.1   Demised Premises: ____________;
         1.2   Rentable Square Feet of Demised Premises: __________
         1.3   Date of Lease: _________________________________
         1.4   Commencement Date: ___________________________
         1.5   Expiration Date: ________________________________
         1.6   Current Annual/Monthly Fixed Rent: $_____ / $_______
         1.7   Current Monthly Additional Rent:   $________________
         1.8   Total Monthly Rent As of       :  $___________________
         1.9   Security Deposit: NONE
         1.10  Total Rent Is Paid Through: _______________________

2. Modifications. The Lease contains all of the understandings and agreements between Tenant and Landlord, and is in existence in full force and effect, without modification, addition, extension, or renewal on the date hereof (or is in full force and effect modified as indicated below), except as indicated below:


                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------


                                                Landlord________________________
                                                  Tenant________________________

3. Acceptance of Demised Premises. Tenant has accepted possession of the Demised Premises and is now in possession of same, and the improvements and space required to be furnished according to the Lease have been fully delivered by Landlord and accepted by Tenant.

4. Options. There are no options, rights of first refusal, options to terminate, exclusive business rights, or other rights in Tenant to extend or renew the term of the Lease or to expand or otherwise modify the Demised Premises, except as-indicated below:

5. Commencement of Rental Obligation. Tenant's obligation to pay rent commenced as of May 31, 1998.

6. Rent Payment. No rent has been paid by Tenant in advance under the Lease, except for the Total Monthly Rent, as described above, that became due for the current month.

7. No Tenant Default. Tenant is not in default under the Lease and is current in the payment of any and all charges required to be paid by Tenant, except as indicated below:

                  --------------------------------------------------.
                  --------------------------------------------------.
                  --------------------------------------------------.

8. Subordination, Non-Disturbance and Attornment. In the event that Landlord's interest is conveyed or Landlord otherwise relinquishes possession of the Premises to a third party, including but not limited to any mortgagee or successor in interest to any such mortgagee, the undersigned agrees to attorn to such third party and to recognize such third party as landlord. Subject to the terms and conditions of Section
                  25.2 of the Lease, Tenant agrees to subordinate to any mortgagee or successor in interest to any such mortgagee as more fully set forth in the Lease. Any such attornment or subordination shall be effective and self-operative without the execution of any other instrument by either party hereto but, upon the request of such landlord, the undersigned shall execute and deliver an instrument confirming such attornment or subordination.

9. No defense. Tenant has no defenses, set-offs, basis for withholding of rent, claims or counterclaims against the Landlord for any failure of performance of any of the terms of the Lease, nor to the best of Tenant's knowledge are there defaults or breaches by Landlord under the Lease, including, without limitation, defaults relating to the design, condition and tenant uses of the Demised Premises.

10. No Prior Assignment or Subletting. Tenant has not assigned, pledged, mortgaged or otherwise transferred or encumbered the Lease or the rental payments thereunder, nor sublet all or any part of the Premises and is not presently permitting the same to be occupied or used by anyone other than Tenant except as indicated below:

                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------

11. Use of Premises. Tenant has not accumulated, recycled, stored, treated, spilled, emitted, leaked or disposed of any hazardous, toxic or polluting substances or wastes at the property. Tenant has not received notice from any governmental agency that it may be responsible for clean-up of the property or surrounding areas pursuant to the Federal Comprehensive Environmental, Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., the Federal Water Pollution Control Act (33 U.S. C.A. Section 1151 et seq.), the Clean Water Act of 1977 (33 U.S.C.A. Section 1251 et seq.), or the regulations promulgated thereunder (if applicable), or any other federal, state or local environmental law, regulation or ordinance.

                  The undersigned makes this statement with the understanding that Landlord and any others with which Landlord may be dealing intend to rely upon this Certificate and Statement and the undersigned agrees that they may so rely.

Dated:   _______________, 199_


                                            ELECTRONICS BOUTIQUE OF AMERICA INC.


                                            By:
                                                 ------------------------------
                                                 Name:
                                                 Title: